Exhibit 10.3

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 8

to

Purchase Agreement No. 03776

between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 737-9 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of June 7 , 2017, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 3776 dated July 12, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 737-9 aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;

WHEREAS, Boeing and Customer agree to *** 737-9 Aircraft as follows

	Manufacturer Serial Number	***	***
***	***	***	***

WHEREAS, Customer and Boeing have previously executed documents reflecting Customer Configuration Changes (as that term is defined in Letter Agreement UAL-PA-03776-LA-1207643 entitled “Open Matters” (Open Matters Letter)) effected through Customer’s acceptance of Customer Specific Option Selection Packages A through E for specified Boeing Model 737-9 aircraft (Customer Configured Aircraft).

WHEREAS, Customer and Boeing now desire to conform and further amend the Purchase Agreement to reflect the following:

(i)	all Customer Configuration Changes;

(ii)	revise Table 1 to reflect such Customer Configuration Changes; and

(iii)	replace existing Exhibit A-1 with a revised Exhibit A-1 reflecting the Customer Configuration Changes;

WHEREAS, Customer and Boeing agree to incorporate certain *** into the Purchase Agreement;

UAL-PA-03776	SA-8	Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 8 to

Purchase Agreement No. 03776

WHEREAS, Customer and Boeing agree to incorporate certain revisions to the Letter Agreement UAL-PA-3776-LA-1606848 entitled “*** Special MAX9 Aircraft” (*** Letter Agreement) including a *** (as that term is defined in the *** Letter Agreement) to a ***.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents.

The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-8”).

2.	Tables.

Table 1 entitled “737-9 Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled “Table 1” (identified by “SA-8”).

3.	Exhibit.

Exhibit A-1 is replaced in its entirety with a revised Exhibit A-1 (identified by “SA-8) to incorporate the Customer Configuration Changes for each Customer Configured Aircraft.

4.	Letter Agreements.

4.1. Letter Agreement UAL-PA-03776-LA-1207637 entitled “*** Matters” is deleted in its entirety and replaced with Letter Agreement UAL-PA-03776-LA-1207637R1 (identified by “SA-8”).

4.2. Letter Agreement UAL-PA-03776-LA-1208157 entitled “***” is deleted in its entirety and replaced with Letter Agreement UAL-PA-03776-LA-1208157R1 (identified by “SA-8”) to ***.

4.3. Letter Agreement UAL-PA-03776-LA-1207650R1 entitled “Special Matters” is deleted in its entirety and replaced with Letter Agreement UAL-PA-03776-LA-1208157R1 (identified by “SA-8”) to *** the Special 737 MAX ***.

4.4. The *** Letter Agreement is deleted in its entirety and replaced with Letter Agreement UAL-PA-3776-LA-1606848R1 (identified by “SA-8”) to revise certain terms therein including the ***.

5.	Miscellaneous.

Boeing and Customer agree that the applicable amount from Figure 1 is *** as the *** under this Supplemental Agreement No. 8. Such *** will be *** to Boeing upon execution of this Supplemental Agreement No. 8.

Figure 1

***	***

UAL-PA-03776	SA-8	Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 8 to

Purchase Agreement No. 03776

The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

The rest of this page is left intentionally blank.

UAL-PA-03776	SA-8	Page 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 8 to

Purchase Agreement No. 03776

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Irma L Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Senior Vice President Finance, Procurement and Treasurer
Title	Title

UAL-PA-03776	SA-8	Page 4

BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1.	737-9 Aircraft Delivery, Description, Price and ***	SA-8

EXHIBITS

A-1	737-9 & *** 737-9Aircraft Configuration	SA-8
A-2	737-8 Aircraft Configuration
A-3	737-7 Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and ***
BFE1.	BFE Variables	SA-7
CS1.	Customer Support Variables
EE1.	Engine Warranty and ***
SLP1.	Service Life Policy Components

LETTER AGREEMENTS

UAL-PA-03776-LA-1207637R1	*** Matters	SA-8
UAL-PA-03776-LA-1207638	***
UAL-PA-03776-LA-1207640	Demonstration Flight Waiver
UAL-PA-03776-LA-1207643	Open Matters
UAL-PA-03776-LA-1207644R1	*** Aircraft	SA-7
	*** Aircraft—Attachment A	SA-6
UAL-PA-03776-LA-1207646	Promotional Support

TABLE OF CONTENTS, CONTINUED

LETTER AGREEMENTS, continued		SA NUMBER

UAL-PA-03776-LA-1207647	Seller Purchased Equipment

UAL-PA-03776	TABLE OF CONTENTS	SA-8, Page 1 of 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

UAL-PA-03776-LA-1207649	Spare Parts Initial Provisioning
UAL-PA-03776-LA-1207650R1	Special Matters	SA-8
UAL-PA-03776-LA-1208055R1	***	SA-7
UAL-PA-03776-LA-1208122	***
UAL-PA-03776-LA-1208123	*** Matters
UAL-PA-03776-LA-1208157	***	SA-8
UAL-PA-03776-LA-1208234	Privileged and Confidential Matters
UAL-PA-03776-LA-1208596	AGTA Matters
UAL-PA-03776-LA-1208238	Assignment Matters
UAL-PA-03776-LA-1208869	Delivery *** Matters
UAL-PA-03784-LA-1207869	737 Production Adjustments
UAL-PA-3776-LA-1606848R1	*** Special MAX9 Aircraft	SA-8

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1	June 17, 2013
Supplemental Agreement No. 2	January 14, 2015
Supplemental Agreement No. 3	May 26, 2015
Supplemental Agreement No. 4	June 12, 2015
Supplemental Agreement No. 5	January 20, 2016
Supplemental Agreement No. 6	February 8, 2016
Supplemental Agreement No. 7	December 27, 2016
Supplemental Agreement No. 8	June 7, 2017

UAL-PA-03776	TABLE OF CONTENTS	SA-8, Page 2 of 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1 To Purchase Agreement No. 03776

737-9 Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW: 737-9	*** pounds	Detail Specification:	***

Engine Model/Thrust:***	*** pounds	Airframe Price Base Year/Escalation Formula:	***	***

Airframe Price:	$ ***	Engine Price Base Year/Escalation Formula:	***	***
Optional Features:	$ ***

Sub-Total of Airframe and Features:	$ ***	Airframe Escalation Data:

Engine Price (Per Aircraft):	$ ***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):	$ ***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:	$ ***

Seller Purchased Equipment (SPE) Estimate:	$ ***

Deposit per Aircraft:	$ ***

# of Aircraft	Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Actual or Nominal Delivery Month*	Escalation Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
							*** ***	*** ***	*** ***	*** ***
***	***	***	***	***	***	$***	$***	$***	$***	$***

	Total:	***

* Nominal delivery month, *** pursuant to Letter Agreement number UAL-PA-03776-LA-1207643.

Note: Serial Numbers are provided as guidance only and are subject to change.

***

UAL-PA-03776 APR: 105435.TXT	Table 1 per SA-8, Page 1

Boeing / United Airlines, Inc. Proprietary

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

United Airlines, Inc.

Exhibit A to Purchase Agreement Number PA-03776

UAL-PA-03776-EXA	SA-8

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Exhibit A-1

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 737-9 AIRCRAFT

The Detail Specification is Boeing document number *** (the designator is *** due to the Detail Specification being aligned by manufacturer serial number, e.g., for the *** aircraft, the Detail Specification is projected to be *** Rev ***, dated ***). Such Detail Specification will be comprised of Boeing configuration specification document number ***, Rev ***, dated ***, as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or In-Flight Entertainment.

UAL-PA-03776-EXA	SA-8 Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Option Number	Title	*** MAX9 Aircraft *** Price Per A/C	*** MAX9 Aircraft *** Price Per A/C
***	***	***	***
OPTIONS: ***	TOTALS:	***	***

UAL-PA-03776-EXA	SA-8 Page 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

UAL-PA-03776-LA-1207637R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	*** Matters

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UCH-PA-03776-LA-1207646 dated July 12, 2012.

The Purchase Agreement incorporates the terms and conditions of AGTA/UAL between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.	***.

2.	*** on ***.

*** will be *** on the ***. In the event that *** chooses to *** from a third party where such third party requires a *** in the *** as *** that this *** will not be available or provided to such third party without the prior written consent of ***, provided that *** agrees to use commercially reasonable efforts to assist ***.

3.	*** Rights.

3.1 Customer agrees that ***.

3.2 In the event Boeing *** Customer *** pursuant to Article 3.1, absent instruction from Boeing to the contrary, Customer shall, *** the Purchase Agreement as amended by this Letter Agreement. Customer will ***.

UAL-PA-03776-LA-1207637R1	SA-8

*** Matters	Page 1

BOEING/UNITED AIRLINES, INC. PROPRIETARY

3.3 For all purposes of this paragraph 3, including without limitation, notice, *** or any other application, ***. Boeing expressly reserves all of its rights and remedies under any agreement and applicable law.

4.	Confidentiality.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

5.	Assignment.

Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L Krueger

Its:	Attorney-in-Fact

UAL-PA-03776-LA-1207637R1	SA-8

*** Matters	Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 7, 2017

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-03776-LA-1207637R1	SA-8

*** Matters	Page 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle,WA 98124-2207

UAL-PA-03776-LA-1207650R2

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:   Special Matters – 737 MAX Aircraft

References: 1)	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft); and

2)	Letter Agreement UAL-PA-03776-1207638 entitled ***

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-0 3776-LA-1207650R1 dated December 27, 2016.

1.	***.

1.1 ***. At the *** of each 737-9 Aircraft, Boeing *** to Customer *** in an *** the 737-9 ***.

1.2 ***. At the *** of each 737-9 Aircraft, Boeing *** to Customer *** in an *** the 737-9 ***. Boeing represents that *** of this *** is consistent with the terms of Letter Agreement 6-1162-KKT-080, as amended.

1.3 ***. Pursuant to the ***, Customer may *** of ***. At the time of ***, Boeing *** to Customer ***.

1.4 ***. Pursuant to the ***, Customer may *** of ***. At the time of ***, Boeing *** Customer *** the ***.

1.5 *** and ***.

The parties agree to the following *** which will *** Special MAX9 Aircraft (Limited 737-9 Aircraft).

1.5.1 At the time *** of each applicable *** 737-9 Aircraft, Boeing *** to Customer *** to be used solely for the *** of Boeing *** and *** and shall not be applied to *** or ***.

UAL-PA-03776-LA-1207650R2	SA-8

Special Matters	Page 1

BOEING / UNITED AIRLINES PROPRIETARY

1.5.2 Boeing and Customer will work together to assess and agree to determine whether and how *** established in Attachment 1 is *** provided in Attachment 2 to this Letter Agreement. Such assessment will incorporate the methodology and .assumptions incorporated in development of Attachment 1 to this Letter Agreement including *** to the effective date of Supplemental Agreement No. 7 to the 787 Purchase Agreement No. 3860 and *** in Attachment 1 to this Letter Agreement.

2.	*** of ***.

Unless otherwise noted, the *** stated in Paragraphs 1.1 through 1.5 *** are in *** year dollars and *** to the scheduled month of the respective Aircraft delivery pursuant to the *** formula set forth in the Purchase Agreement applicable to the Aircraft. The *** may, at the election of Customer, be *** Boeing *** and *** (but shall not be applied to advance payments).

3.	***.

Boeing agrees to make the 737 *** available for the 737-9 through Boeing’s ***. In the event that Boeing *** the 737 ***, then *** will provide *** at delivery of each 737-9 equal to *** for *** in the *** in the *** with the 737 *** as set forth in Attachment 1 to this Letter Agreement *** (subject to the requirements in Attachment 3, unless otherwise mutually agreed) without the 737 *** of *** (737 ***) per 737-9 Aircraft). For the avoidance of doubt, *** to issue the 737 *** will *** when the 737 *** becomes, and remains, *** for the 737-9 aircraft not yet delivered to Customer.

4.	737 Supplier Management.

It is Boeing’s 737 MAX design intent to *** with the *** while also achieving the 737 MAX *** (including, but not limited to, ***) that the market demands. If a *** leads to a *** to be available only through a *** for the *** where *** were available on the ***, or if an existing ***, then *** such affected *** will have the necessary agreements in place to provide ***. These ***, known as ***, will include (but not be limited to) *** that the terms of such *** are commercially reasonable.

5.	Supplier Diversity.

Customer and Boeing agree to work towards a mutually agreeable solution for meeting diversity requirements in the supply base. Notwithstanding the foregoing sentence, Boeing agrees to (i) identify parts and equipment where Customer makes the procurement decision for potential opportunities; (ii) submit indirect reports until other options are vetted and approved; and (iii) continue to engage with Customer with regard to supplier diversity to ensure Boeing supports Customer’s requirements.

UAL-PA-03776-LA-1207650R2	SA-8

Special Matters	Page 2

BOEING / UNITED AIRLINES PROPRIETARY

6.	Delivery ***.

Customer and Boeing agree that both Customer and Boeing will have certain Aircraft ***. Such *** are provided to Customer and Boeing pursuant to Letter Agreement No. UAL-PA-03776-LA-1208869.

7.	Assignment.

Unless otherwise noted herein, the *** described in this Letter Agreement are provided *** to Customer and in consideration of ***. Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. ***.

8.	Confidentiality

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L Krueger

Its:	Attorney-in-Fact

UAL-PA-03776-LA-1207650R2	SA-8

Special Matters	Page 3

BOEING / NITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 7, 2017

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-03776-LA-1207650R2	SA-8

Special Matters	Page 4

BOEING / UNITED AIRLINES PROPRIETARY

Attachment 1 to Letter Agreemrnt UAL-PA-03776-LA-1207650R2: ***

***

Current scenario:

Year	787-10 ***	787-10 ***	777-300***	737 MAX *** and ***	*** and ****	Total Cashflow
***	***	***	***

Total	***	***	***	***	***	***	Discount Rate	***%

PV (***%)	***	***	***	***	***	***	***	$***
Alternative scenario:
Col. 1	Col. 2	Col. 3	Col. 4	Col. 5	Col. 6	Col. 7
Year	787-10 ***	787-10 ***	777-300***	Special 737-7 *** and ***	***+	Total Cashflow
***	***	***	***	***	***	***

Total	***	***	***	***	***	***

PV (***%)	***	***	***	***	***	***	Discount Rate	***%

				*** of Boeing ***:		***	***	$***

+ -	Note: Payment dates for the “Fixed *** and ***” amounts and other related payments to Customer will be subject to adjustment as mutually agreed by the parties to reflect
***	incorporated by the Supplemental Agreements executed on March 7 and this Supplemental Agreement 7. *** subsequent to March 7 should be reviewed for *** to be issued in columns (5) and (6).

UAL-PA-03776-LA-1207650R2	SA-8
Special Matters	Attachment 1 to UAL-PA-03776-LA-1207650R2, Page 1

BOEING / UNITED AIRLINES PROPRIETARY

Attachment 2 to Letter Agreement UAL-PA-03776-LA-1207650R2: Limited 737-9 Aircraft ***

***

Current scenario:

Year	787-10***	787-10***	777-300***	737 *** and ***	*** and ****	Total Cashflow
***	***	***	***

Total	***	***	***	***	***	***	Discount Rate	***%

PV (***%)	***	***	***	***	***	***	***	$***
Alternative scenario: *** & 4th Quarter *** Forecast:
Year	787-10 ***	787-10 ***	777-300***	737 MAX9 ***and ***	***	Total Cashflow
***	***	***	***	***	***	***

Total	***	***	***	***	***	***	Discount Rate	***%

PV (***%)	***	***	***	***	***	***	***	$***

UAL-PA-03776-LA-1207650R2	SA-8
Special Matters	Attachment 2 to UAL-PA-03776-LA-1207650R2, Page 1

BOEING / UNITED AIRLINES PROPRIETARY

Attachment 3 to Letter Agreement UAL-PA-03776-LA-1207650R2

***

UAL-PA-03776-LA-1207650R2	SA-8
Special Matters	Attachment 3 to UAL-PA-03776-LA-1207650R2, Page 1

BOEING / UNITED AIRLINES PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

UAL-PA-03776-LA-1208157R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject: ***

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UCH-PA-03776-LA-1208157 dated July 12, 2012.

All terms used herein and in this Letter Agreement, and not defined herein, will have the same meaning as in the Purchase Agreement.

Subject to the terms, provisions, and conditions described herein, Boeing *** Aircraft, as of the effective date (Effective Date) of the ***.

1.	Customer’s ***.

Boeing *** Customer, at a charge as described in paragraph 3 below, *** an Aircraft *** for the respective model type. The Effective Date of such *** shall be the date that Boeing provides ***, unless otherwise mutually agreed to. *** for the applicable Aircraft ***. Boeing will use its best reasonable efforts to provide *** not later than *** after receipt of Customer’s written request.

2.	***.

At the time of delivery of each Aircraft, *** after delivery of an Aircraft, *** as requested by Customer. Such *** shall be ***, identifying the Aircraft Manufacturer’s Serial Number (MSN), the delivery date and the Effective Date of ***. The *** shall also indicate ***; the ***. Customer may *** subsequent to the Effective Date. If ***, then Customer *** as outlined in paragraph 3 below.

3.	***.

*** in accordance with either the *** set forth below, at Customer’s option.

UAL-PA-03776-LA-1208157R1	SA-8
***	Page 1

BOEING/UNITED AIRLINES, INC. PROPRIETARY

3.1	Calculation of Customer’s Lease Payment for Affected Aircraft.

If Customer elects ***, then Customer shall ***

3.2	***

3.3	***

3.4	Customer’s ***

3.5	***

4.	***

5.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

UAL-PA-03776-LA-1208157R1	SA-8
***	Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Irma L Krueger
Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	June 7, 2017

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman
Its	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-03776-LA-1208157R1	SA-8
***	Page 3

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A to Letter Agreement UAL-PA-03776-LA-1208157R1

Date:

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Attention:	***
Reference:	Letter Agreement UAL-PA-03776-LA-1208157R1E to Purchase Agreement 03776

***

Very truly yours,

THE BOEING COMPANY

By:

Its:

Attachment A to UAL-PA-03776-LA-1208157R1	SA-8
***	Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A: Reference Weight Data at Inception of the Program

737-9	MTOW	MLW	MZFW
Purchased Weight	***	***	***
Certified Weight	***	***	***
Hinge or Midpoint Weight	***	***	***

737-8	MTOW	MLW	MZFW
Purchased Weight	***	***	***
Certified Weight	***	***	***
Hinge or Midpoint Weight	***	***	***

737-7	MTOW	MLW	MZFW
Purchased Weight	***	***	***
Certified Weight	***	***	***
Hinge or Midpoint Weight	***	***	***

Attachment A to UAL-PA-03776-LA-1208157R1	SA-8
***	Page 2

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment B to Letter Agreement UAL-PA-03776-LA-1208157R1

***

Attachment B to UAL-PA-03776-LA-1208157R1	SA-8
***	Page 1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-3776-LA-1606848R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	*** Special MAX9 Aircraft

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. References to the Purchase Agreement are to the Purchase Agreement as amended from time to time, including by way of this Letter Agreement and other letter agreements between Boeing and Customer. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-03776-LA-1606848 dated December 27, 2016.

1.	***

Customer has the right to *** the delivery of any of the *** Special MAX9 Aircraft from *** delivery month into ***, pursuant to the terms of this Letter Agreement (***). For the avoidance of doubt, the aggregate maximum number of *** is ***.

2.	Notice Requirement.

Customer will provide written notice (*** Notice) of its intent to *** purchase of any eligible Special MAX9 Aircraft no later than the Exercise Notice Due Date specified in Attachment 1 to this Letter Agreement. Each such *** Special MAX9 Aircraft, once confirmed with Boeing as specified in Section 4 herein, is referred to herein as an *** Aircraft.

3.	***.

The *** of Special MAX9 Aircraft which can be *** into *** is specified in Attachment 1 to this Letter Agreement.

UAL-PA-3776-LA-1606848R1	SA-8
***	LA Page 1

BOEING PROPRIETARY

4.	Definitive Agreement.

If Customer agrees with the *** in the *** Confirmation, then the parties will sign a definitive agreement to incorporate the *** for each *** Aircraft (Supplemental Agreement) within *** of the *** Confirmation. The Supplemental Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement. In the event the parties *** a Supplemental Agreement within *** following *** Confirmation, either party may *** of a Special MAX9 Aircraft by giving written notice to the other within ***. If Customer and Boeing *** Supplemental Agreement, then the delivery month of such Special MAX9 Aircraft is *** specified in the *** Confirmation.

5.	BFE.

The BFE *** dates *** to support the scheduled delivery month of any applicable *** Aircraft.

6.	Assignment.

Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s ***.

7.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

Very truly yours,

THE BOEING COMPANY

By:	Irma L Krueger

Its:	Attorney-In-Fact

UAL-PA-3776-LA-1606848R1	SA-8
***	LA Page 2

BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 7, 2017

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance, Procurement and Treasurer

UAL-PA-3776-LA-1606848R1	SA-8
***	LA Page 3

BOEING PROPRIETARY

Attachment 1: *** Notice Due Date for *** Special MAX9 Aircraft

***	Annual Limitation Specifics	*** Delivery Month	*** Due Date
***	***	***	***
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Attachment 1 to UAL-PA-3776-LA-1606848R1	SA- 8
***	Attachment 1, Page 1

BOEING PROPRIETARY